Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

5. SUBSEQUENT EVENTS

On April 15, 2015, the Company offered to reduce the exercise price of certain warrants of the Company to $0.50 as an incentive to the holders to exercise such warrants (“April 2015 Warrant Price Reduction”). Thus far warrant holders have sent notices to exercise their warrants for a total of 789,583 shares of our Common Stock, which have yet to be issued, for proceeds received in the amount of $394,792.  The April 2015 Warrant Price Reduction is ongoing and will continue until May 15, 2015.  As a result of the decrease in the warrant price, the exercise price of certain of the Company’s outstanding warrants will be permanently reduced to $0.50 per share pursuant to their terms and certain of those warrants have a provision which will cause them to increase in number by an multiplying the number by a fraction equal to the original warrant exercise price divided by the new warrant exercise price.  The Company determined that this transaction does not constitute a modification under ASC 718-10 or ASC 505-50 as it met the scope exceptions for a transaction with an investor or lender.  Accordingly, no expense was recognized in connection with these transactions.

On April 17, 2015, the Company amended the Engagement Agreement originally dated October 1, 2013, between the Company and Tobin Tao. This amendment grants Tobin Tao warrants to purchase 200,000 shares of the Company’s common stock at $0.50 per share.

On March 18, 2015, the Company received correspondence from Mr. Kuhns’ counsel alleging that Mr. Kuhns has “Good Reason” to terminate his Employment Agreement for an alleged failure to pay his salary in full. On March 30, 2015, Mr. Kuhns advised that if the alleged breaches of the Employment Agreement were not cured there was a possibility that he would pursue litigation

As of March 30, 2015, shareholders holding approximately 67.26% of the total shares of common stock of NanoFlex Power Corporation (the “Company,” “we,” “our” or “us”) that are entitled to vote on all Company matters approved by written consent the removal of John D. Kuhns from his position as a member of the Company’s Board of Directors. Mr. Kuhns’ removal was for “Cause” as defined under his Employment Agreement as amended and dated as of October 1, 2013 (the “Employment Agreement”). The removal arose as a result of his documented conduct and statements, which breached his fiduciary duties to the Company in order to advance personal monetary and other interests, and thereby threatened serious financial injury to the Company, its shareholders and its debtholders.

On March 31, 2015, the Board of Directors terminated the Employment Agreement with Mr. Kuhns for Cause and removed him from his positions as Co-CEO, and from all other officer positions he held with the Company and its subsidiaries and affiliates, and all director positions with the Company’s subsidiaries and affiliates.

On April 24, 2015, the Company received a letter from Mr. Kuhns’ counsel (the “Response Letter”) stating that Mr. Kuhns disagreed with statements in the Initial Filing regarding the circumstances of his removal as a director and officer.

The Response Letter was accompanied by a copy of a complaint (the “Complaint”) filed by John D, Kuhns (the “Plaintiff”) in the United States District Court Southern District of New York against the Company, Mr. Dean L. Ledger, our current CEO and member of our Board of Directors, Mr. Robert J. Fasnacht, our current Executive Vice President and member of our Board of Directors and Mr. Ronald B. Foster, a shareholder of the Company (each, a “Defendant,” collectively, the “Defendants”). The Complaint alleges, among other things, that the Plaintiff was terminated by the Company in violation of Section 922 of the Dodd-Frank Act, that the Company wrongfully terminated the Employment Agreement, that the Defendants made false statements to shareholders regarding the Plaintiff, that the Defendants (other than the Company) tortuously interfered with the Plaintiff’s Employment Agreement, and that Mr. Ledger and Mr. Fasnacht breached their fiduciary duties to the Company and its shareholders.

The Plaintiff seeks monetary damages, including (i) two (2) times of the alleged owed compensation to him, together with interest as well as litigation costs, expert witness fees and reasonable attorneys’ fees; (ii) damages for the alleged breach of the Employment Agreement by the Company, estimated to be at least $2 million, plus interest and attorney’s fees; (iii) an unspecified amount for his alleged libel claim; and (iv) damages for the alleged tortious interference with contract, including punitive damages of at least $2 million. The Plaintiff is also seeking a declaratory judgment, claiming that he was not terminated as a director and should continue to hold a seat on the Company’s Board of Directors. The Company believes that the allegations in the Complaint to be without any merit and will vigorously defend against the claims.

Note 10. Subsequent Events

From January 5, 2015 through March 16, 2015, the Company offered to reduce the exercise price of certain warrants of the Company to $0.50 as an incentive to the holders to exercise such warrants (“Warrant Price Reduction”). As a result of the Warrant Price Reduction, a total of 649,650 shares of our Common Stock were issued after exercise of these warrants in exchange for $324,825 of proceeds. Company determined that this transaction did not constitute a modification under ASC 718-10 or ASC 505-50 as it met the scope exceptions for a transaction with an investor or lender.  Accordingly, no expense was recognized in connection with these transactions.

In March 2015, the Company received aggregate proceeds of $700,000 in exchange convertible notes and the issuance of warrants with a five year life and an exercise price of $2.5 per share.  The convertible notes bear an interest of 8% per annum, a maturity date of December 19, 2015, and is convertible into units, with each unit consisting of a share of common stock and a warrant with a five year life from the date of conversion and an exercise price of $1 per share, subject to certain anti-dilution provisions.

From January 2015 to March 2015, the Company sold an aggregate of 86,000 units at $1.00 per unit for aggregate proceeds of $86,000. Each unit consisted of one common share and one warrant. Each warrant is exercisable for a period of five years from the date of issuance, at $1.00 per share.